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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 1, 1999
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  American Mortgage Acceptance Company f/k/a American Mortgage Investors Trust.
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               (Exact Name of Registrant as Specified in Charter)

                                 Massachusetts
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         (State or other Jurisdiction of Incorporation or Organization)


        0-23972                                         13-6972380
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(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------
                                   Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report

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ITEM 5. OTHER EVENTS

         On July 1, 1999, American Mortgage Acceptance Company ("AMAC") commenced trading on the American Stock Exchange under the symbol "AMC". Currently, there are 3,838,630 shares of beneficial interest outstanding.

         AMAC, formerly known as American Mortgage Investors Trust, received the necessary consent from its shareholders on April 6, 1999 to approve proposals to restructure AMAC from a closed-ended, finite-life real estate investment trust ("REIT") to a publicly traded, open-ended, infinite-life operating REIT. AMAC's business plan going forward will focus on utilizing modest levels of leverage to originate and acquire FHA insured participating mortgage loans, multifamily mortgage loans for low-income housing tax credit properties and subordinated interests in commercial mortgage backed securities. The business plan is further outlined in the proxy statement that was filed with the Securities and Exchange Commission on February 12, 1999, and is hereby incorporated by reference.

         AMAC's Board of Trustees approved a resolution to change the name to AMAC from American Mortgage Investors Trust on April 26, 1999. The name change was effective as of April 26, 1999.

         AMAC is governed by a three member Board of Trustees (the "Board"). The Board has delegated day-to-day management to Related AMI Associates, Inc. (the "Advisor"), pursuant to an advisory agreement that is renewable annually by the Board. One Trustee of the Board is an affiliate of the Advisor while the other two Trustees are unaffiliated.

         AMAC is designed to provide quarterly distributions to shareholders based upon the amount of cash available for distribution. The initial level of distribution has not yet been determined.

         As of March 31, 1999, AMAC's assets total approximately $62.6 million and are comprised primarily of $23.6 million of cash and cash equivalents, $28.4 million of investments in FHA insured mortgages and $10.1 million of investments in GNMA Certificates.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a).     FINANCIAL STATEMENTS

         Not Applicable

(b).     PRO FORMA FINANCIAL INFORMATION

         Not Applicable

(c).     EXHIBITS
         99.1 July 1, 1999 Press Release "Related Capital Lists Public REIT to Focus on Financing Multifamily Housing"

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                                   SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     American Mortgage Acceptance Company
                                     (Registrant)


                                     BY:    /s/ Stuart J. Boesky
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                                            Stuart J. Boesky
                                            President

         July 9, 1999